Exhibit 99.1

Gulf South Banking Conference May 2015

Safe Harbor And Legend

To the extent that statements in this PowerPoint presentation relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. The Company’s actual strategies, results and financial condition in future periods may differ materially from those currently expected due to various risks and uncertainties. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Consequently, no forward-looking statement can be guaranteed.

In connection with the proposed merger with Georgia Commerce Bancshares, Inc., IBERIABANK Corporation has filed a Registration Statement on Form S-4 that contains a proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents containing information about the pending transaction with

Georgia Commerce Bancshares, Inc., without charge, at the SEC’s website at www.sec.gov. Copies of the proxy statement /prospectus and the SEC filings that are incorporated by reference in the proxy statement/prospectus may also be obtained for free from the IBERIABANK Corporation website, www.iberiabank.com, under the heading “Investor Information”.

This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of common stock of Georgia Commerce Bancshares, Inc., nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in the proposed merger. The issuance of IBERIABANK Corporation common stock in any proposed merger would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with that Act.

INTRODUCTION

Summary

“ Headquartered in Lafayette, Louisiana

“ Since 1887 Oldest And Largest Louisiana-Based Bank

“ Diverse US Gulf Coast Presence “ Texas To Florida

“ Pro Forma Assets Of Over $19 Billion

“ Strong Asset Quality Measures

“ Conservative And We Don“t Cut Corners

“ Limit Loan Concentrations

“ Asset Sensitive From An Interest Rate Risk Position

“ Large, Diverse Fee-Based Businesses

“ Completed Five FDIC-Assisted Transactions

“ Completed Seven Live-Bank Transactions, With One Pending

“ Executing Efficiency And Process Improvements

2014 Accomplishments

Strategic

“ Completed, Converted, And Integrated Two Whole-Bank Acquisitions And Branch Acquisition

“ Announced Three Additional Acquisitions

“ Reaffirmed 2011 Strategic Goals And Provided Street

Guidance (Exceeded)

“ Fee Income 27% Of 2014 Revenues (23% At Peers)

“ Added 57,000 New Client Relationships (+20%)

“ Exiting Indirect; Adding SBA & Equipment Finance

Financial

“ Net Income Up 62%

“ Oper. Income Up 29%

“ Operating EPS Up 20%

“ Completed $11 Million Expense Savings Plan

“ Assets Quality Improved (Top 12%-15% US Banks)

“ 41% Cash Dividend Payout

“ Legacy Loan Growth Of $1.4 Billion (+17%)

“ Legacy Deposit Growth Of $666 Million (+6%)

“ Margin Up 13 Basis Points

Investments

“ Completed DFAST Process

(Nearly $3 Million and 8,500 Man-Hours)

“ Implemented New IT

Infrastructure To Protect

Against Cybercrime

“ Client Experience: Online Chat, ApplePay, ATM

Image Deposits, Later Cut-

Off Times

“ $183 Million Client Swaps

“ Treasury Management Revenues of $11 Million, Up 25% Compared To 2013

A Few Statistics

Distribution

“ Operate In 10 States

“ Louisiana Accounts For Half Of Both Loans And Deposits

“ Serve 34 Markets (MSAs) with 43 Million Population; All Top 5 MSAs in SE U.S.

“ 188 Bank Offices (Added 15 During 2014)

“ 57 Mortgage Locations

“ 23 Title Insurance Offices

“ 232 ATMs

“ Over 70,000 Clients Mobile Banking

Size

“ Total Revenues Of $645

Million (+13%)

“ $16 Billion Total Assets

“ Acquired $1.5 Billion In Assets During 2014

“ Originated Or Renewed $2.8 Billion In Loans And $1.1 Billion Commitments

“ $1.4 Billion Wealth Assets Under Management (+24%)

“ Servicing 4,000 Mortgage

Loans ($687 Million)

“ 16th Largest SE Publicly Traded BHC And 56th in U.S.

People

“ Over 2,700 Associates

(Recent Acquisitions Would Add Over 500)

“ About One-Half Of

Associates Are Based In

Louisiana

“ Fee Income Businesses Account For 21% Of Total

Associates

“ $166 Million Annual Payroll

“ 18 Advisory Boards With 210 Advisory Board Members

2015 Focal Points

“ Maintain Progress Toward Achieving Our Strategic Goals

“ Successful Completion, Conversion, And Integration Of The

Three Acquisitions Announced in 4Q14

“ Explore And Execute On Additional Acquisition Opportunities

“ Improve Our Operating Efficiency And Profitability

“ Further Develop Our Fee Income Businesses

“ Navigate The Economic Influences of Energy On Our Business

“ Continue Double-Digit Growth Rates In Legacy Franchise

“ Improve Shareholder Returns Via High-Quality EPS Growth

Loan Growth And Composition

Year-End 2008

Other

Consumer

3% Mortgage 14%

Automobile

Year-End 2008 $3.7 Billion

In 2009 +$2.0 Billion

In 2010 +$0.3 Billion

In 2011 +$1.4 Billion

In 2012 +$1.1 Billion

In 2013 +$1.0 Billion

In 2014 +$1.9 Billion

Year-End 2014

Other Consumer Mortgage 3% 9% Automobile 4%

Home Equity 13%

Commercial 54% Small Business 10%

Energy

7%

$11.4 Billion

(3/31/15 Pro Forma $14 Billion)

Geographic Diversification—Loans

“ Strong Loan Growth In 2009 Was Due To FDIC Acquisitions (FDIC Covered Loan Volume Has Since Declined Rapidly)

“ Live Bank Acquisitions Have Grown In Importance

“ Very Solid Loan Growth In Louisiana Throughout The Period

Deposit Growth And

Year-End 2008

Non-

interest

15%

Time

Deposits NOW

40% Accounts

21%

Savings/

Money

Market

24%

Year-End 2008 $4.0 Billion

In 2009 +$3.6 Billion

In 2010 +$0.4 Billion

In 2011 +$1.4 Billion

In 2012 +$1.5 Billion

In 2013 No Change

In 2014 +$1.8 Billion

Composition

Year-End 2014

Time

Deposits Non-

17% interest

26%

Savings/ NOW

Money Accounts

Market 19%

38%

$12.5 Billion

(3/31/15 Pro Forma $16 Billion)

Geographic Diversification—Deposits

Since 2007, A Significant Portion Of Our Growth Was In Six States Other Than Louisiana

Growth Through Acquisitions And Organic Means

Very Solid Deposit Growth In Louisiana

Legacy Loan And Deposit Growth

“ Our Organic Loan Growth Since Year-End 1999 Was 14% On A Compounded Annual Basis

“ Our Loan Growth Was Almost Four

Times The Industry’s

Rate Of Growth

“ Our Organic Deposits Grew At An 11% Compounded Annual Rate

“ Deposit Growth Was 1.5 Times Faster

Than The Industry’s

Legacy Loan Growth Trends

“ Energy Loans Accounted For Only 11% Of Legacy Loan Growth Over The Last Three Years

“ Majority Of Loan Growth Was Commercial

“ Favorable Small Business And Consumer Loan Growth

“ Steady Work-Out/Reduction

Legacy Core Deposit Growth Trends



$ in Billions
Total Deposits At Quarter-End ($ in Billions)
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Legacy - Non-Interest Bearing
Legacy - NOW Accounts
Legacy - Money Market/Savings
Acquired Core Deposits
All Time Deposits (Acquired And Legacy)
Legacy - Non-Interest Bearing
Legacy - NOW Accounts
Legacy - Money Market/Savings
Acquired Core Deposits
All Time Deposits (Acquired And Legacy)
+322%
+50%
+110%
+146%
-31%
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

- Strong Legacy Deposit Growth
- Strength In Non-Interest Bearing (Three-Fold Increase Since 2008) And Money Market Deposits (More Than Doubled Since 2008)
- Good Acquired Core Deposit Base
- Time Deposits Declined Due Primarily To Single Product Clients

15

A c q u i s i t i o n s U p d a t e

Florida Bank Group. Old Florida Georgia Commerce

“ HQ: Tampa, Florida “ HQ: Orlando, Florida “ HQ: Atlanta, Georgia

“ Offices: 13 in Florida “ Offices: 14 in Florida “ Offices: 9 in Georgia

“ Assets: $571 million “ Assets: $1.4 billion “ Assets: $1.0 billion

“ Loans: $319 million “ Loans: $1.1 billion “ Loans: $746 million

“ Deposits: $404 million “ Deposits: $1.2 billion “ Deposits: $858 million

“ Collars: $56.79 & $ 76.83 “ Collars: $57.31 & $ 70.05 “ Collars: $58.69 & $ 71.73

“% Pro Forma IBKC: 3% “% Pro Forma IBKC: 7% “ % Pro Forma IBKC: 5%

“ Announced: 10/3/14 “ Announced: 10/27/14 “ Announced: 12/8/14

“ Closed: 2/28/15 “ Closed: 3/31/15 “ Expected Close: 5/31/15

“ Days to Fed Approval 133 “ Days to Fed Approval 121 “ Days to Fed Approval 79

+ Days to Close 15 + Days to Close 34 + Days to Close 95

+ Days to Convert 13 + Days to Convert 46 + Days to Convert 26

Total Days 161 Total Days 201 Total Days 200

Unaudited Balance Sheet Information as of December 31, 2014

PRIMARY FOCUS

PRIMARY FOCUS

O p e r a t i n g E f f i c i e n c y I n i t i a t i v e

“ In early 2013, projected

QUARTERLY EFFICIENCY RATIOS pre-tax savings of $21

million on an

annualized run-rate

basis, or $0.46 per

share after-tax annually

“ During 2013, achieved

more than $24 million

annualized pre-tax run-

rate savings

“ In 2014, another

initiative achieved an

additional $10.7 million

in run-rate savings “

completed In 4Q14

PRIMARY FOCUS

Optimize Client Distribution Points

“ In 1Q15 opened one branch, converted 17 branches from two acquisitions and consolidated one branch into an existing IBKC branch

“ Closed no branches in 1Q15

“ Enhanced mobile banking and technological enhancements

PRIMARY FOCUS

Small Business Initiative

SMALL BUSINESS LOAN VOLUME TRENDS

Acquired approximately $195 million in small business loans from Florida Bank Group and Old Florida in 1Q15

Acquired approximately $250 million in small business loans from Teche in 2Q14

“ Economy is improving, leading to an increase in small business loan demand

“ Hired additional business bankers

“ Trained and focused branch managers on serving and calling on small businesses

“ Built-out underwriting platform

“ Favorable loan growth

PRIMARY FOCUS

Drivers “ Fee Income

“ Mortgage Lending And Servicing

“ Retail Clients

“ Based In Little Rock, Arkansas

“ 57 Locations In 10 States

“ Title Insurance

“ Retail And Commercial Clients

“ Based In Little Rock, Arkansas

“ 23 Locations In Two States

“ Energy Capital Markets Boutique

“ Institutional Clients

“ Based In New Orleans, Louisiana

“ One Location

“ Trust And Wealth Management

“ Retail And High Net Worth Clients

“ Based In Birmingham, Alabama

“ Eight Locations In Five States

“ Discount Brokerage

“ Retail Clients

“ Based In Lafayette, Louisiana

“ 12 Locations In Four States

2014 Compared To 2013

Revenues Declined 23%

Revenues Unchanged

Revenues Increased 19%

Revenues Increased 8%

Revenues Increased 12%

PRIMARY FOCUS

Weekly Locked Mortgage Pipeline Trends

“ Seasonal rebound commences at the start of each year through spring months into early summer

“ Increased production due to a combination of favorable rate environment and improved recruiting in key markets

“ Weekly locked pipeline was $317 million at April 17, 2015, up 9% since March 31, 2015 and over two times the level at December 31, 2014

PRIMARY FOCUS

Stock Price Growth

25% Change In Price Since Year-End 2013

IBERIABANK Corporation 20% NASDAQ Bank Index S&P 500 Index

2013 15%

14%

Year-End 10% Since 5%

4%

2%

0%

Percent Change -5% -10%

-15%

“ Our Stock Price Growth Outperformed S&P 500 Index Through November 11, 2104, But Not Since

“ We Outperformed The NASDAQ Bank Stock Index For 96% Of 2014

“ The Price Of Oil Fell Dramatically In November And December

“ The Share Price Of Banks Headquartered In The Oil Patch States Fell In Sympathy With Oil

“ Between November 2014 And February 2015, Our Share Price Fell 20%, Though During 1Q15, It Has Partially Recovered

FIRST QUARTER 2015

Financial Summary

“ Reported EPS of $0.75 (down $0.32 from 4Q14) and non-GAAP operating EPS of $0.95 (down $0.10 from 4Q14)

“ Tax equivalent net interest income increased $1.1 million, or 1% from 4Q14, while average earning assets increased $312 million, or 2%

“ Completed the acquisitions of Florida Bank Group and Old Florida during the quarter. Converted Florida Bank Group over the weekend of March 13th. Anticipate conversions of Old Florida Bank and New Traditions Bank during 2Q15

“ Pending shareholder approval, anticipate closing of Georgia Commerce Bancshares, Inc. acquisition on May 31, 2015 and converting and integrating within the next 70 days

“ Legacy loan growth:

“ Legacy deposit growth:

§ $181 million since December 31, 2014 (+7% annualized), including $69 million of commercial and $112 million of small business and consumer § Energy-related loans down $61 million or 7% and indirect loans down $30 million or 8% § Growth in the legacy loan portfolio was commercial 38%, small business 22%, consumer 25%, and mortgage 14%

§ $351 million since December 31, 2014 (+11% annualized)

§ $212 million increase in legacy non-interest bearing deposits (+27% annualized)

“ Net interest margin increased one basis point to 3.54%, slightly above management’s expectations

“ Significant operating influences:

“ Seasonality

“ Timing

“ Non-recurring expense

“ Energy-related provisions

FIRST QUARTER 2015

Quarterly Organic Loan Growth

“ The first quarter of each year tends to exhibit slower loan growth than other quarters due to seasonal factors

“ 1Q15 net organic loan growth of $181 million, or +7% annualized growth; includes $61 million decline in energy loans and $30 million decline in indirect auto loans

“ 1Q15 organic growth consistent with historical seasonal trends

“ Anticipated run-rate decline of indirect auto portfolio is approximately $45 million per quarter

FIRST QUARTER 2015

Loan Growth and Originations

“ $181 million in legacy loan growth for 1Q15

“ Top 5 markets represent 88% of legacy growth

1Q15 “ Top Markets

“ $1.0 billion in total funded and unfunded loan commitments

Loan commitments and originations include renewals

FIRST QUARTER 2015

Energy Update

Our overall outlook on our energy portfolio is generally consistent with views expressed at our February 27, 2015 Analyst-Investor Day

“ What we are seeing now:

“ Access to the capital markets has recently increased for many E&P companies

“ Oil prices have increased significantly

“ Total outstandings down $61 million or 6.7%

“ We are approximately 40% of the way through spring redeterminations. All clients are within their borrowing bases.

“ In the portfolio at quarter-end:

“ One $40,000 loan on non-accrual; no others classified or worse

“ Only one loan, with less than $4 million outstanding, was rated Special Mention

FIRST QUARTER 2015

Non-Performing Asset Trends

Components of 1Q15 Non-Covered Acquired

Prior Period NPAs Acquired during 1Q15 Transfer from Covered

Legacy includes Increase due to two legacy credits (not energy-related)

Energy loans classified as non-performing assets at March 31, 2015 totaled only $40,000

1Q15 includes $14 million of bank-related properties reclassified to OREO

FIRST QUARTER 2015

Mortgage Income

“ Mortgage non-interest income of $18.0 million was $4.4 million higher than 4Q14 driven by:

“ $6.4 million higher market value adjustment (positive $5.2 million recognized in 1Q15 versus negative $1.2 million in 4Q14)

“ $1.7 million lower gains on lower sales volume (-12%) and lower margins “ $0.1 million lower servicing income.

FIRST QUARTER 2015

Capital Markets And Wealth Management

“ ICP revenues +6% compared to 4Q14

“ IWA revenues +5% compared to 4Q14

“ IFS revenues +4% compared to 4Q14

“ IWA assets under management increased $75 million (+6%) to $1.4 billion on March 31, 2015

Summary

IBERIABANK Corporation

“ Longevity and Experience

“ Economically Vibrant Legacy Markets

“ Diversified Markets and Revenues

“ Multiple Growth Engines (Organic and M&A)

“ Disciplined, Yet Opportunistic

“ Exceptional Asset Quality

“ Outsized FDIC Loss Share Protection

“ Tremendous Capital Strength

“ Funded By Stable Core Deposits

“ Asset-Sensitive (Interest Rate Risk Position)

“ Unique Business Model

“ Favorable Risk/Return Trade-Off

Appendix

APPENDIX

Non-Operating Items (Non-GAAP)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES [1]

(dollars in thousands)

	For The Quarter Ended								
	March 31, 2014			December 31, 2014			March 31, 2015		
	Dollar Amount			Dollar Amount			Dollar Amount		
	Pre-tax	After-tax [2]	Per share	Pre-tax	After-tax [2]	Per share	Pre-tax	After-tax [2]	Per share
Net Income (Loss) (GAAP)	$ 30,752	$ 22,336	$ 0.75	$ 46,122	$ 35,936	$ 1.07	$ 36,205	$ 25,126	$ 0.75
Non-interest income adjustments									
Gain on sale of investments and other non-interest income	(1,791)	(1,692)	(0.06)	(374)	(243)	(0.01)	(389)	(252)	(0.01)
Non-interest expense adjustments									
Merger-related expenses	967	629	0.02	1,955	1,496	0.04	9,296	6,139	0.18
Severance expenses	119	78	0.00	139	91	0.00	41	27	0.00
(Gain) Loss on sale of long-lived assets, net of impairment	541	352	0.01	1,078	701	0.02	579	376	0.01
Other non-operating non-interest expense	179	116	0.00	2	1	(0.00)	450	292	0.01
Total non-interest expense adjustments	1,806	1,175	0.03	3,174	2,289	0.07	10,366	6,834	0.21
Income tax benefits	-	-	-	-	(2,959)	(0.09)	-	-	-
Operating earnings (Non-GAAP) [3]	30,767	21,819	0.73	48,922	35,023	1.05	46,182	31,708	0.95
Covered and acquired impaired (reversal of) provision for loan loss	108	70	0.00	1,497	973	0.03	1,169	760	0.02
Other (reversal of) provision for loan losses	1,995	1,297	0.04	4,998	3,249	0.08	4,176	2,715	0.08
Pre-provision operating earnings (Non-GAAP) [3]	$ 32,870	$ 23,186	$ 0.78	$ 55,417	$ 39,245	$ 1.17	$ 51,527	$ 35,183	$ 1.05

(1) Per share amounts may not appear to foot due to rounding.
(2) After-tax amounts estimated based on a 35% marginal tax rate.

Non-operating expenses equal to $10.4 million pre-tax, or $0.21 EPS after-tax:

- 1Q15 Merger related expense of $9.3 million pre-tax, or $0.18 EPS after-tax
- Net impairment expense of $0.6 million pre-tax or $0.01, EPS after-tax
- Other non-operating items expense of $0.5 million pre-tax, or $0.01 after-tax

33

APPENDIX

Non-Interest Income “ 1Q15 Components

“ Operating non-interest income increased $1.8 million, or 4%, on a linked quarter basis

“ Non-operating income of $0.4 million mainly from gains on sales of investments

APPENDIX
Non-Interest Income Trends

- Mortgage income increased $4.4 million, or +32%
- Title income decreased $0.9 million, or -16%
- Service charges decreased $0.9 million, or -9% due to seasonal influences
- Credit card fee income decreased $0.8 million, or -24%

1Q15 compared to 4Q14:

- Originations up 8%
- Sale volume decreased 5%
- Refinancings declined from 36% to 24% of production
- Margins 10% lower in 1Q15
- Pipeline of $278 million at quarter-end, double the pipeline level at December 31, 2014. At April 17, 2015, the locked pipeline was $317 million, or +9%, over March 31, 2015

Non-interest Income ($000s)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 4Q14 $ Change	1Q15 vs. 4Q14 % Change
Service Charges on Deposit Accounts	$ 7,012	$ 8,203	$ 10,205	$ 10,153	$ 9,262	$ (891)	-9%
ATM / Debit Card Fee Income	2,467	2,937	3,287	3,331	3,275	(56)	-2%
BOLI Proceeds and CSV Income	934	934	1,047	1,050	1,092	42	4%
Mortgage Income	10,133	13,755	14,263	13,646	18,023	4,377	32%
Title Revenue	4,167	5,262	5,577	5,486	4,629	(857)	-16%
Broker Commissions	4,048	5,479	5,297	3,960	4,162	202	5%
Other Noninterest Income	5,129	7,182	6,854	9,071	8,067	(1,005)	-11%
Noninterest income excluding non-operating income	33,890	43,752	46,530	46,697	48,510	1,812	4%
Gain (Loss) on Sale of Investments, Net	19	8	582	164	389	225	138%
Other Non-operating income	1,772	1	-	211	-	(211)	-100%
Total Non-interest Income	$ 35,681	$ 43,761	$ 47,112	$ 47,072	$ 48,899	$ 1,827	4%

1Q15 includes one-month of Florida Bank Group results

35

APPENDIX

Non-Interest Expense “ 1Q15 Components

“ Operating non-interest expense increased $6.8 million, or 6%, on a linked-quarter basis

“ Non-operating expense of $10.4 million includes:

“ $9.3 million of merger-related expense “ $0.6 million in impairment of long-lived assets “ $0.4 million of professional fees

APPENDIX

Non-Interest Expense Trends

Linked quarter changes in operating expense:

Total Florida Bank Group expenses	$0.7 mil
Payroll taxes	2.1
Occupancy and equipment expense	1.4
Provision for unfunded commitment	1.3
Marketing and business development	0.7
Benefits expense	0.9
Professional services	(0.9)
OREO costs, net	(0.7)

- Non-interest expenses excluding non-operating items up $6.8 million, or 6%, as compared to 4Q14
- Total expenses up $14.0 million, or 12%, in 1Q15
- Severance expense down $0.1 million
- Impairment of long-lived assets down $0.5 million
- Merger-related expense increased $7.3 million, related primarily to Florida Bank Group and Old Florida transactions
- Tangible Operating Efficiency Ratio of 68.5%, up from 65.7% in 4Q14

Non-interest Expense ($000s)	1Q14	2Q14	3Q14	4Q14	1Q15	1Q15 vs. 4Q14 $ Change	1Q15 vs. 4Q14 % Change
Mortgage Commissions	$ 2,215	$ 3,481	$ 3,912	$ 4,045	$ 4,085	$ 40	1%
Hospitalization Expense	3,944	3,661	4,611	4,606	5,181	575	12%
Other Salaries and Benefits	53,582	55,921	54,898	56,784	62,091	5,307	9%
Salaries and Employee Benefits	$ 59,741	$ 63,063	$ 63,421	$ 65,435	$ 71,357	$ 5,922	9%
Credit/Loan Related	3,560	3,093	4,569	2,483	4,183	1,700	68%
Occupancy and Equipment	13,775	13,918	14,580	14,526	16,055	1,529	11%
Amortization of Acquisition Intangibles	1,218	1,347	1,623	1,618	1,525	(93)	-6%
All Other Non-interest Expense	27,134	28,567	29,523	31,899	29,667	(2,232)	-7%
Nonint. Exp. (Ex-Non-Operating Exp.)	$ 105,428	$ 109,988	$ 113,717	$ 115,961	$ 122,787	$ 6,826	6%
Severance	119	5,466	1,226	139	41	(98)	-71%
Occupancy and Branch Closure Costs	17	14	-	-	-	-	100%
Storm-related expenses	184	4	1	2	20	18	760%
Impairment of Long-lived Assets, net of gains on sales	541	1,241	4,213	1,078	579	(499)	-46%
Provision for FDIC clawback liability	-	-	(797)	-	-	-	0%
Termination of Debit Card Rewards Program	(22)	-	-	-	-	-	0%
Consulting and Professional	-	-	-	-	430	430	100%
Merger-Related Expenses	967	10,419	1,752	1,955	9,296	7,341	376%
Total Non-interest Expense	$ 107,234	$ 127,132	$ 120,112	$ 119,135	$ 133,153	$ 14,017	12%
Tangible Efficiency Ratio - excl Nonop-Exp	73.5%	69.8%	65.1%	65.7%	68.5%		

37

APPENDIX

Legacy Credit Portfolio

Asset Quality Summary
(Excludes FDIC covered assets and all acquired loans)

($ thousands)	For Quarter Ended: 3/31/2014	12/31/2014	3/31/2015	% or Basis Point Change Year/Year	Qtr/Qtr
Non-accrual Loans	$ 32,983	$ 34,970	$ 60,064	82%	72%
OREO	26,204	21,243	21,654	-17%	2%
Accruing Loans 90+ Days Past Due	269	754	239	-11%	-68%
Non-performing Assets	59,456	56,967	81,957	38%	44%
Note: NPAs excluding Former Bank Properties	50,453	45,411	68,353	35%	51%
Past Due Loans (excluding non-accrual loans)	11,453	30,321	17,845	56%	-41%
Classified Loans	64,476	78,890	91,248	42%	16%
Non-performing Assets/Assets	0.49%	0.41%	0.55%	6 bps	14 bps
NPAs/(Loans + OREO)	0.70%	0.59%	0.83%	13 bps	24 bps
Classified Assets/Total Assets	0.53%	0.57%	0.61%	8 bps	4 bps
Past Dues Loans/Loans	0.14%	0.31%	0.18%	4 bps	(13) bps
Provision For Loan Losses	$ 1,995	$ 4,998	$ 4,176	109%	-16%
Net Charge-Offs/(Recoveries)	1,014	1,538	1,578	56%	3%
Provision Less Net Charge-Offs	$ 981	$ 3,460	$ 2,598	165%	-25%
Net Charge-Offs/Average Loans	0.05%	0.06%	0.06%	1 bps	0 bps
Allowance For Loan Losses/Loans	0.81%	0.79%	0.80%	(1) bps	1 bps
Allowance For Credit Losses/Loans	0.94%	0.91%	0.93%	(1) bps	2 bps

- NPAs equated to 0.55% of total assets, up 14 bps compared to 4Q14. Includes $14 million of bank-related properties
- $91 million in classified loans (up $12 million from 4Q14)
- Legacy net charge-offs of $1.6 million, or an annualized rate of 0.06% of average loans

38

APPENDIX

Preliminary Results and Anticipated

Well

March 31, 2015 Capitalized

IBERIABANK Corporation Capital Ratios BASEL III Prior Change Minimum

Common Equity Tier 1 (CET1) ratio 9.79% N/A N/A bps N/A

Tier 1 Leverage 9.04% 9.42%(38) bps N/A

Tier 1 Risk Based 10.19% 11.02%(83) bps N/A

Total Risk Based 11.62% 12.09%(47) bps N/A

Well

March 31, 2015 Capitalized

IBERIABANK and Subsidiaries Capital Ratios BASEL III Prior Change Minimum

Common Equity Tier 1 (CET1) ratio 9.55% N/A N/A bps 6.50%

Tier 1 Leverage 8.48% 8.54%(6) bps 5.00%

Tier 1 Risk Based 9.55% 9.99%(44) bps 8.00%

Total Risk Based 10.59% 11.07%(48) bps 10.00%

“ Net risk weighted assets increased approximately $509 million, or 4%, between calculations

Changes

“ 1Q15 Capital ratios fully reflect BASEL III presentation

“ 50% phase-out of trust preferred securities is reflected in updated ratios

“ Change in risk-weighted assets mainly driven by change in risk-weighting for commercial real-estate, past due and non-accrual loans and addition of off-balance sheet loan commitments to risk-weighted asset calculation

APPENDIX

Non-GAAP Cash Margin

Balances, as

Reported Adjustments As Adjusted

1Q14

Average Balance $12,088,186 $16,847 $12,105,029

Income 104,408(2,517) 101,890

Rate 3.54% -0.09% 3.45%

2Q14

Average Balance 12,687,971 30,318 12,718,289

Income 109,273 392 109,665

Rate 3.49% 0.01% 3.50%

3Q14

Average Balance 13,990,358 44,149 14,034,507

Income 121,751(4,170) 117,581

Rate 3.49% -0.13% 3.36%

4Q14

Average Balance 14,144,762 54,669 14,199,431

Income 124,680(6,076) 118,603

Rate 3.53% -0.18% 3.35%

1Q15

Average Balance 14,456,891 67,056 14,523,947

Income 125,804(8,969) 116,835

Rate 3.54% -0.30% 3.28%

“ Adjustments represent accounting impacts of purchase discounts on acquired loans and related accretion as well as the indemnification asset and related amortization on the covered portfolio

APPENDIX

Checking NSF-Related Charges

Influenced by impact of

Teche acquisition completed

in May 2014

1Q15 results include one month operating results from Florida Bank Group acquisition

APPENDIX

Payroll Taxes

2Q14 results influenced by impact of Teche Holding Company acquisition completed in May 2014 and First Private Holdings, Inc. acquisition completed in June 2014 1Q15 results include one month operating results from Florida Bank Group acquisition

APPENDIX

Retirement Contributions

1Q15 results include one month operating results from Florida Bank Group acquisition

APPENDIX

E x p e c t e d Q u a r t e r l y R e—P r i c i n g S c h e d u l e

$ in millions 2Q15 3Q15 4Q15 1Q16 2Q16

Cash Equivalents Balance $ 763.5 $—$—$—$ -

Rate 0.52% 0.00% 0.00% 0.00% 0.00%

Investments Balance $ 159.9 $ 76.2 $ 76.1 $ 58.9 $ 63.1

Rate 1.70% 3.05% 3.14% 2.96% 2.97%

Fixed Rate Loans Balance $ 472.0 $ 413.9 $ 379.8 $ 353.3 $ 351.2

Rate 5.12% 4.99% 4.97% 4.94% 4.90%

Variable Rate Loans Balance $ 5,847.9 $ 98.0 $ 61.4 $ 48.2 $ 37.7

Rate 3.30% 3.18% 3.58% 3.49% 3.95%

Time Deposits Balance $ 731.9 $ 400.9 $ 328.3 $ 259.2 $ 189.7

Rate 0.49% 0.74% 0.75% 0.89% 1.00%

Repos/ST Debt Balance $ 544.1 $ 49.3 $ 10.0 $—$ -

Rate 0.19% 0.23% 0.29% 0.00% 0.00%

Borrowed Funds Balance $ 127.0 $ 3.4 $ 1.9 $ 1.9 $ 12.0

Rate 3.27% 4.30% 4.40% 4.40% 4.11%

Note: Amounts exclude re-pricing of assets and liabilities from prior quarters

Excludes FDIC loans and receivable, non-accrual loans and market value adjustments

APPENDIX

Interest Rate Simulation

Base Blue Forward

Change In: -200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve

Net Interest

Income -3.6% -2.1% 0.0% 4.8% 9.5% 1.7% 1.0%

Economic

Value of

Equity -5.3% -9.8% 0.0% 12.9% 23.3% -0.3% -0.2%

Source: Bancware model, as of Mach 31, 2015

* Assumes instantaneous and parallel shift in interest rates based on static balance sheet

“ Asset sensitive from an interest rate risk position

“ The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing

“ Forward curve has a positive impact over 12 months

APPENDIX

Georgia Commerce Bancshares, Inc.



Milton
Woodstock
Big Creek
Acworth
Alpharetta
Kennesaw
Roswell
Johns Creek
Duluth
Peachtree Corners
Marietta
Norcross
Fair Oaks
Dunwoody
Doraville
Chamblee
Smyrna
Vinings
North Atlanta
Lilburn
Powder Springs
Tucker
Austell
Mableton
Stone Mountain
North Decatur
Decatur
Atlanta
Belvedere Park
Redan
Gresham Park
Lithonia
Panthersville
Georgia Commerce

	Shareholders' Equity(2)	Aggregate Value Including Options(3)
• Price / Total Book:	181%	186%
• Price / Tangible Book:	196%	202%

(1) The agreement provides for a fixed exchange ratio with pricing collars that fix the value received by Georgia Commerce's shareholders if the weighted average trading price of IBERIABANK Corporation's common stock were to decline below $58.69 per share, or exceed $71.73 per share, over a specified period.
(2) Assumes common shares and full exercise of outstanding warrants. No exercise of stock options outstanding.
(3) Assumes all stock options outstanding are cashed out at consummation.

- Announced December 8, 2014
- New market acquisition of a Georgia-based commercial bank headquartered in Atlanta, Georgia
- Adds nine branches in Georgia – all offices are in the Atlanta, MSA

As of March 31, 2015:

- Total Loans: $793 million
- Total Assets: $1,075 million
- Total Deposits: $918 million
- Total Equity: $119 million common stock

- Tax-free, stock-for-stock exchange
- Fixed exchange ratio of 0.6134 share of IBKC common stock for each Georgia Commerce Bancshares, Inc. share within collars and floating exchange ratios outside of collars(1)

- $189 million for total equity(2) outstanding based on IBKC's closing price of $65.21 on December 5, 2014
- $40.00 per Georgia Commerce common share outstanding(2)
- Estimated $5 million in cash liquidation value of all options outstanding(3)

- Approximately 1.6% accretive to EPS in 2016 and 5% accretive in 2017
- TBVS dilution of approximately 1.8% at consummation
- TBVS breakeven in approximately three and one-half years
- IRR in excess of 20%

46